APPROPRIATED RESERVES	12 Months Ended
Dec. 31, 2019
APPROPRIATED RESERVES
APPROPRIATED RESERVES

NOTE 23. APPROPRIATED RESERVES

As of December 31, 2019 and December 31, 2018 the appropriated retained earnings consist of the following:

Concept	December 31, 2019	December 31, 2018
In millions of COP
Appropriation of net income (1)	9,406,792	9,312,009
For Fiscal provisions (2)	262,673	276,640
Others	743,627	153,125
Total Appropiated reserves	10,413,092	9,741,774
(1)

The legal reserve fulfills two objetives: to increase and maintain the company’s capital and to absorb economic losses. Based on the aforementioned, this amount shall not be distributed in dividends to the stockholders.

(2)

Pursuant to Article 130 of Tax Statute, a non-distributable reserve to the shareholders was established for the 70% of the excess of the tax depreciation over accounting depreciation. The article 130 of Tax Statute was abolished by Law 1819 of 2016.